UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2004

BEAR STEARNS ASSET BACKED SECURITIES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2004-HE3, Asset-Backed Certificates, Series 2004-HE3, which was made on June 25, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on June 25, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES, INC., REGISTRANT

Date: June 29, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
James Macmillan 714.238.6717
james.macmillan@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-12

Page 17-23
Page 24-30
Page 31-37

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE3
BS004HE3_200406_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Mar-04
26-Apr-04
25-Apr-34
Parties to The Transaction
Underwriter: Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.238745%
1.100000%
1.300000%
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC II
Statement Date:
ABN AMRO Acct: 721746.1
956.367729296
24.328165635
0.000000000
932.039563660
1.045894393
1.470000000%
0.00
0.00
0.000000000
1.27000000%
0.000000000
07384YRU2
I-A-1
241,555,000.00
231,015,406.85
5,876,590.05
0.00
225,138,816.80
252,641.02
1000.000000000
0.000000000
0.000000000
1000.000000000
1.334722284
1.750000000%
0.00
0.00
0.000000000
1.55000000%
0.000000000
07384YRV0
I-A-2
35,792,000.00
35,792,000.00
0.00
0.00
35,792,000.00
47,772.38
971.706196652
8.415399116
0.000000000
963.290797535
1.146343417
1.570000000%
0.00
0.00
0.000000000
1.37000000%
0.000000000
07384YRW8
II-A
114,741,000.00
111,494,540.71
965,591.31
0.00
110,528,949.40
131,532.59
1000.000000000
0.000000000
0.000000000
1000.000000000
1.420833359
1.850000000%
0.00
0.00
0.000000000
1.65000000%
0.000000000
07384YRX6
M-1
33,071,000.00
33,071,000.00
0.00
0.00
33,071,000.00
46,988.38
1000.000000000
0.000000000
0.000000000
1000.000000000
1.937500090
2.450000000%
0.00
0.00
0.000000000
2.25000000%
0.000000000
07384YRY4
M-2
27,809,000.00
27,809,000.00
0.00
0.00
27,809,000.00
53,879.94
1000.000000000
0.000000000
0.000000000
1000.000000000
2.152777701
2.700000000%
0.00
0.00
0.000000000
2.50000000%
0.000000000
07384YRZ1
M-3
7,265,000.00
7,265,000.00
0.00
0.00
7,265,000.00
15,639.93
1000.000000000
0.000000000
0.000000000
1000.000000000
2.411111388
3.000000000%
0.00
0.00
0.000000000
2.80000000%
0.000000000
07384YSA5
M-4
8,017,000.00
8,017,000.00
0.00
0.00
8,017,000.00
19,329.88
1000.000000000
0.000000000
0.000000000
1000.000000000
2.540278073
3.150000000%
0.00
0.00
0.000000000
2.95000000%
0.000000000
07384YSB3
M-5
7,516,000.00
7,516,000.00
0.00
0.00
7,516,000.00
19,092.73
1000.000000000
0.000000000
0.000000000
1000.000000000
3.961111604
4.800000000%
0.00
0.00
0.000000000
4.60000000%
0.000000000
07384YSC1
M-6
6,765,000.00
6,765,000.00
0.00
0.00
6,765,000.00
26,796.92
1000.000000000
0.000000000
0.000000000
1000.000000000
3.961111112
4.800000000%
0.00
0.00
0.000000000
4.60000000%
0.000000000
07384YSK3
M-7
11,023,578.68
11,023,578.68
0.00
0.00
11,023,578.68
43,665.62
1000.000000000
0.000000000
0.000000000
1000.000000000
276.422011000
0.00
2,077,604.42
276.422011000
N/A
0.000000000
07384YSQ0
CE
7,516,060.00
7,516,060.00
0.00
0.00
7,516,060.00
2,077,604.42
1000.000000000
0.000000000
0.000000000
1000.000000000
1665326.000000000
0.00
166,532.60
1665326.000000000
N/A
0.000000000
07384YSP2
P
100.00
100.00
0.00
0.00
100.00
166,532.60
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSS6
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSR8
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ233
R-3
0.00
0.00
0.00
0.00
0.00
0.00
25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.238745%
1.100000%
1.300000%
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC II
Statement Date:
ABN AMRO Acct: 721746.1
Total P&I Payment
0.00
2,244,137.02
501,070,738.68
487,284,686.24
9,743,657.77
Total
480,442,504.88
6,842,181.36
0.00
2,901,476.41
25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.238745%
1.100000%
1.300000%
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC III
Statement Date:
ABN AMRO Acct: 721746.1
1000.000000000
0.000000000
0.000000000
1000.000000000
276.422011000
0.00
2,077,604.42
276.422011000
N/A
0.000000000
07384YSQ0
CE
7,516,060.00
7,516,060.00
0.00
0.00
7,516,060.00
2,077,604.42
Total P&I Payment
0.00
2,077,604.42
7,516,060.00
7,516,060.00
2,077,604.42
Total
7,516,060.00
0.00
0.00
2,077,604.42
25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.238745%
1.100000%
1.300000%
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC IV
Statement Date:
ABN AMRO Acct: 721746.1
1000.000000000
0.000000000
0.000000000
1000.000000000
1665326.000000000
0.00
166,532.60
1665326.000000000
N/A
0.000000000
07384YSP2
P
100.00
100.00
0.00
0.00
100.00
166,532.60
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YST4
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
166,532.60
100.00
100.00
166,532.60
Total
100.00
0.00
0.00
166,532.60
25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
2,901,476.39
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
409,740.01
14,924.25
6,417,517.10
0.00
0.00
0.00
9,745,119.61
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
487,284,586.24
409,740.01
6,432,441.35
0.00
0.00
0.00
480,442,404.88
2,816
33
0
0
2,783
203,035.24
Extra Principal
Trigger Event
No
0.00
6,842,181.36
Over Collateralization Amt
7,516,060.00
Less Extra Principal
Remittance Interest
0.00
2,901,476.39
0.00
6,432,441.35
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,461.85
2,902,938.25
Total Fees
204,497.10
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.34
0
0.00
1,461.85
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Statement Date:
Cash Reconciliation Summary Group I Fixed 1st Lien Loans
Interest Summary
Total Trustee Fees
Available Interest
372,534.31
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
71,639.26
6,092.98
860,856.08
0.00
0.00
0.00
1,311,331.94
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
69,769,294.35
71,639.26
866,949.06
0.00
0.00
0.00
68,830,706.03
411
5
0
0
406
29,070.54
Extra Principal
Trigger Event
No
0.00
938,588.32
Over Collateralization Amt
7,516,060.00
Less Extra Principal
Remittance Interest
0.00
372,534.31
0.00
866,949.06
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(209.31
372,743.62
Total Fees
29,279.85
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.34
0
0.00
209.31
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Statement Date:
Cash Reconciliation Summary Group I Fixed 2nd Lien Loans
Interest Summary
Total Trustee Fees
Available Interest
30,622.95
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
1,725.80
)
(150.22
0.00
0.00
0.00
0.00
32,209.81
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
3,759,695.83
1,725.80
)
(150.22
0.00
0.00
0.00
3,758,120.25
52
0
0
0
52
1,566.54
Extra Principal
Trigger Event
No
0.00
1,575.58
Over Collateralization Amt
7,516,060.00
Less Extra Principal
Remittance Interest
0.00
30,622.95
0.00
)
(150.22
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(11.28
30,634.23
Total Fees
1,577.82
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.34
0
0.00
11.28
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Statement Date:
Cash Reconciliation Summary Group I ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
1,504,928.27
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
216,447.30
7,504.42
4,712,474.43
0.00
0.00
0.00
6,442,165.52
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
270,368,466.60
216,447.30
4,719,978.85
0.00
0.00
0.00
265,432,040.45
1,396
23
0
0
1,373
112,653.53
Extra Principal
Trigger Event
No
0.00
4,936,426.15
Over Collateralization Amt
7,516,060.00
Less Extra Principal
Remittance Interest
0.00
1,504,928.27
0.00
4,719,978.85
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(811.11
1,505,739.37
Total Fees
113,464.63
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.34
0
0.00
811.11
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Statement Date:
Cash Reconciliation Summary Group II Fixed 1st Lien Loans
Interest Summary
Total Trustee Fees
Available Interest
173,014.08
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
33,955.23
2,147.82
247,416.08
0.00
0.00
0.00
456,628.22
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
31,670,562.71
33,955.23
249,563.90
0.00
0.00
0.00
31,387,043.58
202
1
0
0
201
13,196.07
Extra Principal
Trigger Event
No
0.00
283,519.13
Over Collateralization Amt
7,516,060.00
Less Extra Principal
Remittance Interest
0.00
173,014.08
0.00
249,563.90
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(95.01
173,109.09
Total Fees
13,291.08
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.34
0
0.00
95.01
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Statement Date:
Cash Reconciliation Summary Group II Fixed 2nd Lien Loans
Interest Summary
Total Trustee Fees
Available Interest
35,033.55
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
1,836.63
0.00
0.00
0.00
0.00
0.00
36,882.66
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
4,161,935.58
1,836.63
0.00
0.00
0.00
0.00
4,160,098.95
110
0
0
0
110
1,734.14
Extra Principal
Trigger Event
No
0.00
1,836.63
Over Collateralization Amt
7,516,060.00
Less Extra Principal
Remittance Interest
0.00
35,033.55
0.00
0.00
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(12.49
35,046.03
Total Fees
1,746.63
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.34
0
0.00
12.49
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Statement Date:
Cash Reconciliation Summary Group II ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
618,810.63
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
84,135.79
)
(670.75
596,770.51
0.00
0.00
0.00
1,299,368.85
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
107,554,631.17
84,135.79
596,099.76
0.00
0.00
0.00
106,874,395.62
645
4
0
0
641
44,814.43
Extra Principal
Trigger Event
No
0.00
680,235.55
Over Collateralization Amt
7,516,060.00
Less Extra Principal
Remittance Interest
0.00
618,810.63
0.00
596,099.76
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(322.66
619,133.30
Total Fees
45,137.09
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.34
0
0.00
322.66
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
166,532.60
166,532.60
Total Excess Allocated to the Bonds
166,532.60
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
166,532.60
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Deposits
from YM
Agreement
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
0.00
CE
30
2,077,604.42
2,077,604.42
30/360
0.00
2,077,604.42
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A-1
31
252,641.02
252,641.02
Act/360
0.00
0.00
252,641.02
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A-2
31
47,772.38
47,772.38
Act/360
0.00
0.00
47,772.38
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
II-A
31
131,532.59
131,532.59
Act/360
0.00
0.00
131,532.59
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-1
31
46,988.38
46,988.38
Act/360
0.00
0.00
46,988.38
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-2
31
53,879.94
53,879.94
Act/360
0.00
0.00
53,879.94
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-3
31
15,639.93
15,639.93
Act/360
0.00
0.00
15,639.93
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-4
31
19,329.88
19,329.88
Act/360
0.00
0.00
19,329.88
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-5
31
19,092.73
19,092.73
Act/360
0.00
0.00
19,092.73
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-6
31
26,796.92
26,796.92
Act/360
0.00
0.00
26,796.92
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-7
31
43,665.62
43,665.62
Act/360
0.00
0.00
43,665.62
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
P
30
166,532.60
166,532.60
30/360
0.00
166,532.60
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
R-2
30
0.00
0.00
30/360
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
2,244,137.02
0.00
657,339.39
2,901,476.41
2,901,476.41
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
I-A-1
21.75%
22.68%
4/25/2034
225,138,816.80
0.00
0.00
231,015,406.85
241,555,000.00
289,812.36
0.00
0.00
0.00
5,586,777.69
I-A-2
21.75%
22.68%
4/25/2034
35,792,000.00
0.00
0.00
35,792,000.00
35,792,000.00
0.00
0.00
0.00
0.00
0.00
II-A
21.75%
22.68%
4/25/2034
110,528,949.40
0.00
0.00
111,494,540.71
114,741,000.00
119,927.65
0.00
0.00
0.00
845,663.66
M-1
15.15%
15.80%
4/25/2034
33,071,000.00
0.00
0.00
33,071,000.00
33,071,000.00
0.00
0.00
0.00
0.00
0.00
M-2
9.60%
10.01%
4/25/2034
27,809,000.00
0.00
0.00
27,809,000.00
27,809,000.00
0.00
0.00
0.00
0.00
0.00
M-3
8.15%
8.50%
4/25/2034
7,265,000.00
0.00
0.00
7,265,000.00
7,265,000.00
0.00
0.00
0.00
0.00
0.00
M-4
6.55%
6.83%
4/25/2034
8,017,000.00
0.00
0.00
8,017,000.00
8,017,000.00
0.00
0.00
0.00
0.00
0.00
M-5
5.05%
5.27%
4/25/2034
7,516,000.00
0.00
0.00
7,516,000.00
7,516,000.00
0.00
0.00
0.00
0.00
0.00
M-6
3.70%
3.86%
4/25/2034
6,765,000.00
0.00
0.00
6,765,000.00
6,765,000.00
0.00
0.00
0.00
0.00
0.00
M-7
1.50%
1.56%
4/25/2034
11,023,578.68
0.00
0.00
11,023,578.68
11,023,578.68
0.00
0.00
0.00
0.00
0.00
R-2
NA
NA
4/25/2034
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
4/25/2034
7,516,060.00
0.00
0.00
7,516,060.00
7,516,060.00
0.00
0.00
0.00
0.00
0.00
P
NA
NA
4/25/2034
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
487,284,686.24
0.00
4/25/2034
0.00
0.00
409,740.01
0.00
6,432,441.35
0.00
501,070,738.68
480,442,504.88
25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-1
07384YSR8
NR
NR
NR
I-A-1
07384YRU2
NR
Aaa
AAA
I-A-2
07384YRV0
NR
Aaa
AAA
II-A
07384YRW8
NR
Aaa
AAA
M-1
07384YRX6
NR
Aa2
AA
M-2
07384YRY4
NR
A2
A
M-3
07384YRZ1
NR
A3
A-
M-4
07384YSA5
NR
Baa1
BBB+
M-5
07384YSB3
NR
Baa2
BBB
M-6
07384YSC1
NR
Baa3
BBB-
M-7
07384YSK3
NR
NR
NR
R-2
07384YSS6
NR
NR
NR
CE
07384YSQ0
NR
NR
NR
R-3
9ABSQ233
P
07384YSP2
NR
NR
NR
R-X
07384YST4

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
19.33%
16.37%
0.57%
0.48%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
538
78,663,662
16
2,286,620
0
0
0
0
2,229
399,492,123
80.09%
83.15%
0.60%
0.49%
0.04%
0.03%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
17
2,400,590
1
161,522
0
0
0
0
2,798
484,722,474
99.36%
99.47%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
2,850
494,326,896
100.00%
100.00%

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Fixed 1st Lien Loans
7.14%
5.20%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
29
3,576,563
0
0
0
0
0
0
377
65,254,143
92.86%
94.80%
0.24%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
1
59,252
0
0
0
0
0
0
410
69,710,042
99.76%
99.92%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
414
70,390,600
100.00%
100.00%

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Fixed 2nd Lien Loans
57.69%
69.21%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
30
2,601,008
0
0
0
0
0
0
22
1,157,112
42.31%
30.79%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
0
0
0
0
0
0
0
0
52
3,759,696
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
52
3,761,454
100.00%
100.00%

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I ARM Loans
5.90%
7.34%
0.73%
0.52%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
81
19,475,357
10
1,393,224
0
0
0
0
1,282
244,563,460
93.37%
92.14%
0.72%
0.54%
0.07%
0.06%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
10
1,447,286
1
161,522
0
0
0
0
1,385
268,759,659
99.21%
99.40%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
1,418
274,849,120
100.00%
100.00%

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Fixed 1st Lien Loans
32.84%
31.19%
1.99%
1.67%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
66
9,789,445
4
523,572
0
0
0
0
131
21,074,027
65.17%
67.14%
1.98%
1.65%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
4
523,976
0
0
0
0
0
0
198
31,146,587
98.02%
98.35%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
205
32,251,134
100.00%
100.00%

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Fixed 2nd Lien Loans
70.91%
72.46%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
78
3,014,550
0
0
0
0
0
0
32
1,145,549
29.09%
27.54%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
0
0
0
0
0
0
0
0
110
4,161,936
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
110
4,163,756
100.00%
100.00%
0
0
0
0
0
0
0
0
0
0
0
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II ARM Loans
39.63%
37.62%
0.31%
0.35%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
254
40,206,738
2
369,825
0
0
0
0
385
66,297,832
60.06%
62.03%
0.31%
0.34%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
2
370,077
0
0
0
0
0
0
643
107,184,554
99.69%
99.66%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
651
108,910,832
100.00%
100.00%
0
0
0
0
0
0
0
0
0
0
0
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.32%
0.25%
0
0
9
1,197,746
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.25%
0.20%
0
0
7
954,421
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.11%
0.07%
0
0
3
334,167
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Fixed 1st Lien Loans
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Fixed 2nd Lien Loans
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I ARM Loans
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.44%
0.31%
0
0
6
817,608
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.36%
0.26%
0
0
5
692,585
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.12%
0
0
3
334,167
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Fixed 1st Lien Loans
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Fixed 2nd Lien Loans
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II ARM Loans
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.47%
0.36%
0
0
3
380,138
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.31%
0.24%
0
0
2
261,836
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Jun-04
2,783
96.70%
480,442,405
95.88%
1.17%
1.32%
0
0.00%
0
0.00%
352
7.24%
6.74%
33
6,417,517
0.00
0.00
0.00
0.00
25-May-04
2,816
97.85%
487,284,586
97.25%
1.19%
1.33%
0
0.00%
0
0.00%
353
7.24%
6.74%
34
6,594,973
0.00
0.00
0.00
0.00
26-Apr-04
2,850
99.03%
494,326,896
98.65%
0.97%
1.26%
0
0.00%
0
0.00%
354
7.24%
6.74%
28
6,303,283
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Fixed 1st Lien Loans
25-Jun-04
406
14.11%
68,830,706
13.74%
1.22%
1.23%
0
0.00%
0
0.00%
341
6.91%
6.41%
5
860,856
0.00
0.00
0.00
0.00
25-May-04
411
14.28%
69,769,294
13.92%
0.72%
0.77%
0
0.00%
0
0.00%
343
6.91%
6.41%
3
543,463
0.00
0.00
0.00
0.00
26-Apr-04
414
14.38%
70,390,600
14.05%
0.72%
0.96%
0
0.00%
0
0.00%
344
6.92%
6.41%
3
686,237
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Fixed 2nd Lien Loans
25-Jun-04
52
1.81%
3,758,120
0.75%
0.00%
0.00%
0
0.00%
0
0.00%
324
10.28%
9.78%
0
0
0.00
0.00
0.00
0.00
25-May-04
52
1.81%
3,759,696
0.75%
0.00%
0.00%
0
0.00%
0
0.00%
325
10.28%
9.78%
0
0
0.00
0.00
0.00
0.00
26-Apr-04
52
1.81%
3,761,454
0.75%
0.00%
0.00%
0
0.00%
0
0.00%
326
10.28%
9.78%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I ARM Loans
25-Jun-04
1,373
47.71%
265,432,040
52.97%
1.65%
1.74%
0
0.00%
0
0.00%
355
7.18%
6.68%
23
4,712,474
0.00
0.00
0.00
0.00
25-May-04
1,396
48.51%
270,368,467
53.96%
1.55%
1.55%
0
0.00%
0
0.00%
356
7.19%
6.68%
22
4,251,274
0.00
0.00
0.00
0.00
26-Apr-04
1,418
49.27%
274,849,120
54.85%
1.18%
1.59%
0
0.00%
0
0.00%
357
7.19%
6.69%
17
4,437,085
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Fixed 1st Lien Loans
25-Jun-04
201
6.98%
31,387,044
6.26%
0.50%
0.78%
0
0.00%
0
0.00%
336
7.06%
6.56%
1
247,416
0.00
0.00
0.00
0.00
25-May-04
202
7.02%
31,670,563
6.32%
1.46%
1.66%
0
0.00%
0
0.00%
337
7.07%
6.56%
3
535,887
0.00
0.00
0.00
0.00
26-Apr-04
205
7.12%
32,251,134
6.44%
0.97%
0.51%
0
0.00%
0
0.00%
339
7.07%
6.57%
2
166,142
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Fixed 2nd Lien Loans
25-Jun-04
110
3.82%
4,160,099
0.83%
0.00%
0.00%
0
0.00%
0
0.00%
352
10.60%
10.10%
0
0
0.00
0.00
0.00
0.00
25-May-04
110
3.82%
4,161,936
0.83%
0.00%
0.00%
0
0.00%
0
0.00%
353
10.60%
10.10%
0
0
0.00
0.00
0.00
0.00
26-Apr-04
110
3.82%
4,163,756
0.83%
0.90%
0.71%
0
0.00%
0
0.00%
354
10.60%
10.10%
1
29,987
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Jun-04
641
22.27%
106,874,396
21.33%
0.62%
0.55%
0
0.00%
0
0.00%
356
7.41%
6.90%
4
596,771
0.00
0.00
0.00
0.00
25-May-04
645
22.41%
107,554,631
21.46%
0.92%
1.16%
0
0.00%
0
0.00%
357
7.40%
6.90%
6
1,264,350
0.00
0.00
0.00
0.00
26-Apr-04
651
22.62%
108,910,832
21.74%
0.76%
0.89%
0
0.00%
0
0.00%
358
7.41%
6.90%
5
983,832
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jun-04
25-Jun-04
25-May-04
26-Jul-04
24-Jun-04
Asset-Backed Certificates
Series 2004-HE3
ABN AMRO Acct: 721746.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
25-Jun-2004 - 13:39 (Q219-Q234) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..